UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ---------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 3, 2004
                                                       ------------------

                               CYTOGEN CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-14879                 22-2322400
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

 650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
------------------------------------------------------------   -----------------
        (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     On September 3, 2004, Cytogen Corporation (the "Company") announced that H. Joseph Reiser, Ph.D. has tendered his resignation from the Company's Board of Directors, effective immediately. Dr. Reiser's resignation letter contained no disagreement with management concerning any matter relating to the Company's operations, policies or practices.

     The full text of the September 3, 2004 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

         Exhibit No.       Description
         -----------       -----------

            99.1           Press Release of the Company dated September 3, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYTOGEN CORPORATION



                                              By:  /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   September 3, 2004


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                                  EXHIBIT INDEX


        Exhibit No.       Description
        -----------       -----------
           99.1           Press Release of the Company dated September 3, 2004.